Exhibit 26 (g) vi. a. 6.

AMENDMENT to the

AUTOMATIC YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

SECURITY LIFE OF DENVER INSURANCE COMPANY

(hereinafter the “Reinsurer”)

Original Treaty Effective Date: September 1, 1998

Coverage: Variable Universal Life

Effective May 1, 2012, the Amendment Effective Date, Schedule B – Reinsurance Limits of the above-referenced Agreement will be replaced with the attached Schedule B – Reinsurance Limits revising the             .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	2-15-13
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	2-15-13
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	2-15-13
Peter G. Ferris
Vice President & Actuary

SECURITY LIFE OF DENVER INSURANCE COMPANY (Signed by Hannover Life Reassurance Company of America by Power of Attorney)

By:	/s/ Joan M Paulter	Date:	2/13/13

Print name:	Joan M Paulter

Title:	VP

SECURITY LIFE OF DENVER INSURANCE COMPANY (Signed by Hannover Life Reassurance Company of America by Power of Attorney)

By:	/s/ Steve P. Habegger	Date:	2-13-13

Print name:	Steve P. Habegger

Title:	VP

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SCHEDULE B: REINSURANCE LIMITS

(Effective May 1, 2012)

1.	BASIS OF REINSURANCE: The Reinsurer shall participate in a pool of reinsurers on a for the first $ insured for eligible . The Reinsurer’s share shall be % on eligible . The Ceding Company will retain % on eligible .

2.	JUMBO LIMIT: $ of Life Insurance

3.	AUTOMATIC BINDING LIMIT: $ of the first $

4.	AUTOMATIC ISSUE LIMIT: $

5.	AUTOMATIC AGE LIMIT: Automatic coverage for issue ages